SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  Form 8-K/A-2

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                                                                March 4, 2004
Date of Report (Date of earliest event reported) ...............................



                             Transbotics Corporation
.................................................................................
             (Exact name of registrant as specified in its charter)



Delaware                            0-18253                    56-1460497
.................................................................................
(State or other                  (Commission                (I.R.S. Employer
 jurisdiction                    File Number)              Identification No)
 of incorporation)



3400 Latrobe Drive                          Charlotte NC            28211
.................................................................................
                    (Address of principal executive offices)      (Zip Code)



                                                       (704) 362-1115
Registrant's telephone number, including area code .............................


.................................................................................
          (Former name or former address, if changed since last report)

Item 4.           Changes in Registrant's Certifying Accountant

         On March 2, 2004, the Company received notice from its certifying accountants, McGladrey and Pullen, LLP, that it declined to stand for re-election after completion of the audit for the fiscal year ending November 30, 2003 and completing its normal re-evaluation process. McGladrey has audited the Company's financial statements since May 25, 1989.

         McGladrey and Pullen's reports on the financial statements for the last two years did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, except for an uncertainty relating to the Company's ability to continue as a going concern, which was stated in the reports for both years. The going concern paragraph in its report on the financial statements incorporated by reference in the Company's November 30, 2003 Form 10-KSB reads as follows:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 15 to the financial statements, there is substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 15. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."


        During the Company's two most recent fiscal years and subsequent interim period preceding the notice from McGladrey & Pullen on March 2, 2004, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The Company commenced a search for a substitute accounting firm on March 4, 2004 and selected Grant Thornton, LLP on March 16, 2004, as reported on Company's Form 8-K to perform auditing services for the Company.


                  Exhibit 10.1: Letter from McGladrey & Pullen, LLP notifying Company of its decision to decline to stand for re-election.

                  Exhibit 10.2: Letter to SEC from McGladrey & Pullen, LLP regarding agreement with Company's Form 8-K disclosure.

                  Exhibit 16.1: Letter to SEC from McGladrey & Pullen, LLP regarding agreement with Form 8-K/A disclosure.

                  Exhibit 16.2: Letter to SEC from McGladrey & Pullen, LLP regarding agreement with Form 8-K/A-2 disclosure.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TRANSBOTICS CORPORATION



Date:  March 18, 2004                       By: /s/ Claude Imbleau
                                                ------------------
                                                Claude Imbleau
                                                President